Exhibit 99.1

Professor Noreena Hertz Appointed to Mattel Board of Directors

EL SEGUNDO, Calif., March 29, 2023 – Mattel, Inc. (NASDAQ: MAT) announced today that Professor Noreena Hertz, global economist and author, has been appointed to the Company’s Board of Directors effective March 29, 2023, and will serve on its Governance and Social Responsibility Committee.

Ynon Kreiz, Chairman and CEO of Mattel, said: “Noreena is a highly influential economist and a global thought leader on ESG. We look forward to the benefit of her expert insights and perspectives as we continue to execute our strategy to grow Mattel’s IP-driven toy business and expand our entertainment offering, operate as a responsible corporate citizen, and create long-term shareholder value.”

Professor Hertz added: “Mattel is a company rooted in mission and purpose, with a leading portfolio of iconic brands, and a clear strategic vision for its future. I look forward to working with Ynon and the rest of the Board to guide Mattel on its continued journey and its aim to contribute to a more diverse, equitable, inclusive, and sustainable future.”

Professor Hertz’s work intersects the nexus of economics, technology, politics, and society. She brings to Mattel’s Board 25 years of experience advising companies and governments in a variety of sectors and geographies on strategy and policy decisions, mergers and acquisitions, intelligence gathering and analysis, millennials and post-millennials, community-building, and ESG.

Professor Hertz has held several senior academic positions and led research focused on artificial intelligence, decision-making, risk assessment and management, globalization, and innovation, among other subjects. She is based at University College London’s Institute for Global Prosperity, where she has served as Visiting Professor since 2016 and as Honorary Professor since 2013. She was previously Professor of Globalization, Sustainability, and Finance at the University of Amsterdam between 2009 and 2013 and spent the prior ten years as Associate Director of the Centre for International Business and Management at the University of Cambridge.

Professor Hertz is a board member of Warner Music Group Corp., where she serves on the Audit Committee and Nominating and Governance Committee. Professor Hertz is also a board member of Workhuman (Globoforce Limited), where she serves on the Audit Committee and Compensation Committee. Professor Hertz has previously served in several board and advisory roles for other organizations, including RWE AG, the Inclusive Capitalism Taskforce, Edelman Europe, Inspiring Girls International, and Citigroup’s Politics and Economics Global Advisory Board.

Professor Hertz is the author of best-selling books on globalization, ESG, strategic decision-making and macro-societal trends published in over 20 countries, including The Lonely Century: A Call to Reconnect; Eyes Wide Open: How to Make Smart Decisions in a Confusing World; I.O.U: The Debt Threat and Why We Must Defuse it; and The Silent Takeover.

Professor Hertz has a PhD from the University of Cambridge and an MBA from the Wharton School of the University of Pennsylvania.

About Mattel

Mattel is a leading global toy company and owner of one of the strongest portfolios of children’s and family entertainment franchises in the world. We create innovative products and experiences that inspire, entertain, and develop children through play. We engage consumers through our portfolio of iconic brands, including Barbie®, Hot Wheels®, Fisher-Price®, American Girl®, Thomas & Friends®, UNO®, Masters of the Universe®, Monster High® and MEGA®, as well as other popular intellectual properties that we own or license in partnership with global entertainment companies. Our offerings include film and television content, gaming and digital experiences, music, and live events. We operate in 35 locations and our products are available in more than 150 countries in collaboration with the world’s leading retail and ecommerce companies. Since its founding in 1945, Mattel is proud to be a trusted partner in empowering children to explore the wonder of childhood and reach their full potential. Visit us online at mattel.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains a number of forward-looking statements, which are statements that relate to the future and are, by their nature, uncertain. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. The use of words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “looks forward,” “confident that,” “believes,” and “targeted,” among others, generally identify forward-looking statements. These forward-looking statements are based on currently available operating, financial, economic and other information and assumptions, and are subject to a number of significant risks and uncertainties. A variety of factors, many of which are beyond Mattel’s control, could cause actual future results to differ materially from those projected in the forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: (i) Mattel’s ability to design, develop, produce, manufacture, source, ship, and distribute products on a timely and cost-effective basis; (ii) sufficient interest in and demand for the products and entertainment Mattel offers by retail customers and consumers to profitably recover Mattel’s costs; (iii) downturns in economic conditions affecting Mattel’s markets which can negatively impact retail customers and consumers, and which can result in lower employment levels and lower consumer disposable income and spending, including lower spending on purchases of Mattel’s products; (iv) other factors which can lower discretionary consumer spending, such as higher costs for fuel and food, drops in the value of homes or other consumer assets, and high levels of consumer debt; (v) potential difficulties or delays Mattel may experience in implementing cost savings and efficiency enhancing initiatives; (vi) other economic and public health conditions or regulatory changes in the markets in which Mattel and its customers and suppliers operate, which could create delays or increase Mattel’s costs, such as higher commodity prices, labor costs or transportation costs, or outbreaks of disease; (vii) the effect of inflation on Mattel’s business, including cost inflation in supply chain inputs and increased labor costs, as well as pricing actions taken in an effort to mitigate the effects of inflation; (viii) currency fluctuations, including movements in foreign exchange rates, which can lower Mattel’s net revenues and earnings, and significantly impact Mattel’s costs; (ix) the concentration of Mattel’s customers, potentially increasing the negative impact to Mattel of difficulties experienced by any of Mattel’s customers, such as bankruptcies or liquidations or a general lack of success, or changes in their purchasing or selling patterns; (x) the inventory policies of Mattel’s retail customers, as well as the concentration of Mattel’s revenues in the second half of the year, which coupled with reliance by retailers on quick response inventory management techniques, increases the risk of underproduction, overproduction, and shipping delays; (xi) legal, reputational, and financial risks related to security breaches or cyberattacks; (xii) work disruptions, including as a result of supply chain disruption such as plant or port closures, which may impact Mattel’s ability to manufacture or deliver product in a timely and cost-effective manner; (xiii) the impact of competition on revenues, margins, and other aspects of Mattel’s business, including the ability to offer products that consumers choose to buy instead of competitive products, the ability to secure, maintain, and renew popular licenses from licensors of entertainment properties, and the ability to attract and retain talented employees and adapt to evolving workplace models; (xiv) the risk of product recalls or product liability suits and costs associated with product safety regulations; (xv) changes in laws or regulations in the United States and/or in other major markets, such as China, in which Mattel operates, including, without limitation, with respect to taxes, tariffs, trade policies, or product safety, which may increase Mattel’s product costs and other costs of doing business, and reduce Mattel’s earnings and liquidity; (xvi) business disruptions or other unforeseen impacts due to economic instability, political instability, civil unrest, armed hostilities (including the impact of the war in Ukraine), natural and man-made disasters, pandemics or other public health crises, such as the COVID-19 pandemic, or other catastrophic events; (xvii) failure to realize the planned benefits from any investments or acquisitions made by Mattel; (xviii) the impact of other market conditions or third party actions or approvals, including those that result in any significant failure, inadequacy, or interruption from vendors or outsourcers, which could reduce demand for Mattel’s products, delay or increase the cost of implementation of Mattel’s programs, or alter Mattel’s actions and reduce actual results; (xix) changes in financing markets or the inability of Mattel to obtain financing on attractive terms; (xx) the impact of litigation, arbitration, or regulatory decisions or settlement actions; (xxi) Mattel’s ability to navigate regulatory frameworks in connection with new areas of investment, product development, or other business activities, such as non-fungible tokens and cryptocurrency; and (xxii) other risks and uncertainties as may be described in Mattel’s periodic filings with the Securities and Exchange Commission, including the “Risk Factors” section of Mattel’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as in Mattel’s other public statements. Mattel does not update forward-looking statements and expressly disclaims any obligation to do so, except as required by law.

MAT-FIN MAT-CORP

Press Contact

Catherine Frymark

catherine.frymark@mattel.com